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                                                               EXHIBIT 10.23.1

                                FIRST AMENDMENT TO THE
                        CAMERON ASHLEY BUILDING PRODUCTS, INC.
                              1996 STOCK INCENTIVE PLAN



    THIS AMENDMENT, made this 11th day of December, 1996, by CAMERON ASHLEY BUILDING PRODUCTS, INC., a corporation organized and doing business under the laws of the State of Georgia (the "Company").


                                W I T N E S S E T H :

    WHEREAS, on May 21, 1996, the Board of Directors of the Company approved the adoption by the Company of the Cameron Ashley Building Products, Inc. 1996 Stock Incentive Plan (the "Plan") subject to approval of the shareholders of the Company;

    WHEREAS, the Company will submit the Plan to its shareholders at the annual meeting of shareholders on March 4, 1997;

    WHEREAS, the Company desires to amend the Plan prior to submission to the shareholders to allow for non-qualified stock options to be granted at a discount to fair market value on the date of grant;

    WHEREAS, the Board of Directors of the Company approved such amendment at its regular quarterly meeting on December 11, 1996;

    NOW, THEREFORE, the Plan is hereby amended, effective as of December 11, 1996, as follows:

    1. By substituting the following for Plan Section 3.2(a) OPTION PRICE, subsection (i), as follows:

         "... (i) any non-qualified stock option shall be as set forth in the applicable Stock Incentive Agreement, but in no event less than 25% OF THE Fair Market Value of a share of Stock on the date such Option is granted; ...".

    Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to the adoption of this Amendment.

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    IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on the day and year first above written.

                      CAMERON ASHLEY BUILDING PRODUCTS, INC.


                      By:  /s/ RONALD R. ROSS
                          ----------------------------------------------------
                          Ronald R. Ross, Chairman and Chief Executive Officer


ATTEST:
By  /s/ JOHN S. DAVIS
  --------------------------
    John S. Davis, Secretary


    [CORPORATE SEAL]

























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